UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2016 (November 14, 2016)

REGENERON PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

New York

(State or other jurisdiction of incorporation)

000-19034	13-3444607
(Commission File Number)	(I.R.S. Employer Identification No.)

777 Old Saw Mill River Road, Tarrytown, New York	10591-6707
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 847-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02.  Termination of a Material Definitive Agreement.

Termination of Warrant Agreement with Citibank, N.A.

On November 14, 2016, Regeneron Pharmaceuticals, Inc. (“Regeneron” or the “Company”) entered into a Termination Agreement (the “Citi Termination Agreement”) relating to the Master Terms and Conditions for Warrants, dated as of October 18, 2011, as supplemented by a confirmation dated October 18, 2011 and as amended by the Amendment dated May 13, 2014, the Second Amendment dated February 22, 2016, and the Third Amendment dated November 10, 2016 (as so supplemented and amended, the “Citi Warrant Agreement”), with Citibank, N.A. (“Citi”).  The Citi Warrant Agreement governed the remaining outstanding warrants issued by the Company to Citi in 2011 in connection with the issuance of Regeneron’s 1.875% convertible senior notes (which matured on October 1, 2016 and are no longer outstanding) and the related hedging transactions.

Pursuant to the Citi Termination Agreement, the remaining number of warrants held by Citi has been reduced to zero and the Citi Warrant Agreement has been terminated effective upon the payment by the Company to Citi of an aggregate amount of $74.9 million.

The Citi Termination Agreement contains customary representations and warranties of the Company and Citi, respectively.

The foregoing description of the Citi Termination Agreement is qualified in its entirety by reference to the full text of the Citi Termination Agreement, a copy of which will be filed with the Securities and Exchange Commission as an exhibit to Regeneron’s Annual Report on Form 10-K for the year ending December 31, 2016 (the “2016 Form 10-K”).

Termination of Warrant Agreement with Credit Suisse Capital LLC

On November 15, 2016, the Company entered into a Termination Agreement (the “CS Termination Agreement”) relating to the Master Terms and Conditions for Warrants, dated as of October 18, 2011, as supplemented by a confirmation dated October 18, 2011 and as amended by the Amendment dated May 14, 2014, the Second Amendment dated November 18, 2014, the Third Amendment dated November 24, 2014, and the Fourth Amendment dated November 15, 2015 (as so supplemented and amended, the “CS Warrant Agreement”), with Credit Suisse Capital LLC (as assignee of Credit Suisse International) (“CS”).  The CS Warrant Agreement governed the remaining outstanding warrants issued by the Company to CS in 2011 in connection with the issuance of Regeneron’s 1.875% convertible senior notes (which matured on October 1, 2016 and are no longer outstanding) and the related hedging transactions.

Pursuant to the CS Termination Agreement, the remaining number of warrants held by CS has been reduced to zero and the CS Warrant Agreement has been terminated effective upon the payment by the Company to CS of an aggregate amount of $12.9 million.

The CS Termination Agreement contains customary representations and warranties of the Company and CS, respectively.

The foregoing description of the CS Termination Agreement is qualified in its entirety by reference to the full text of the CS Termination Agreement, a copy of which will be filed with the Securities and Exchange Commission as an exhibit to the 2016 Form 10-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REGENERON PHARMACEUTICALS, INC.

/s/ Joseph J. LaRosa
Joseph J. LaRosa
Senior Vice President, General Counsel and Secretary
Date: November 18, 2016